UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 10, 2005


                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    000-23961                 41-1810301
(State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)           File number)           Identification No.)



10900 Wayzata Boulevard, Room 723, Minnetonka, Minnesota              55305
       (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code   (952) 417-5645


                                 Not Applicable
         (Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01.  Other Events

Metris Receivables, Inc. reported Metris Master Trust (MMT) results for the month ended April 30, 2005 are presented in the table below.

April 30, 2005                                              (annualized)
                                                            (unaudited)

Gross Cash Portfolio Yield (1)                                 28.61%
Gross Default Rate (2)                                         16.04%
Base Rate (3)                                                   5.49%
1-Month Excess Spread (4)                                       7.08%
3-Month Excess Spread (5)                                       6.62%
2-Cycle Plus Total Delinquency Rate (6)                         8.04%
2-Cycle Plus Principal Delinquency Rate (7)                     6.71%
Monthly Payment Rate (8)                                        8.50%

(1) Gross Cash Portfolio Yield with respect to any monthly period is the annualized percentage of Finance Charge Collections (including APR, overlimit fees, late charges, returned check fees, annual fees, cash advance fees, interchange, debt waiver fees, other fees and recoveries received), applied to an average daily principal investor interest.

(2) Gross Default Rate with respect to any monthly period is the annualized percentage of principal receivables charged-off as uncollectible, applied to an average daily principal investor interest.

(3)   Base Rate is the weighted-average interest rate plus a 2% servicing fee.

(4) One-Month Excess Spread is the difference of the Gross Cash Portfolio Yield minus the Gross Default Rate minus the Base Rate.

(5) Three-Month Excess Spread is the straight average of the current month plus previous two months' One-Month Excess Spread.

(6) Two-Cycle Plus Total Delinquency Rate is the percentage of total receivables currently 30 days or more contractually overdue by customers, divided by the total receivables at the end of the month.

(7) Two-Cycle Plus Principal Delinquency Rate is the percentage of principal receivables currently 30 days or more contractually overdue by customers, divided by the principal receivables at the end of the month.

(8) Monthly Payment Rate is the total collections, including recoveries, divided by the total receivables at the beginning of the month.

The following is a roll forward of the outstanding spread account balances related to the public term asset-backed series issued and outstanding from the Metris Master Trust, for the month ending April 30, 2005.

Beginning balance (3/31/05)         $  53,641,559
Spread account deposits                         0
Spread account releases               (16,826,544)
                                    ______________
Ending balance (04/30/05)           $  36,815,015


These spread account balances exist for a number of reasons, including performance of the underlying assets and structural considerations within each public series issued from the Metris Master Trust.

Item 9.01.  Financial Statements and Exhibits

Ex. 20a Series 1999-2 April Securityholders' Statement

Ex. 20b Series 1999-3 April Securityholders' Statement

Ex. 20c Series 2000-3 April Securityholders' Statement

Ex. 20d Series 2001-2 April Securityholders' Statement

Ex. 20e Series 2002-3 April Securityholders' Statement

Ex. 20f Series 2002-4 April Securityholders' Statement

Ex. 20g Series 2004-1 April Securityholders' Statement

Ex. 20h Series 2004-2 April Securityholders' Statement

Ex. 20j Series 2005-1 April Securityholders' Statement

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           METRIS RECEIVABLES, INC.

Dated:  May 10, 2005       By: /s/ Scott R. Fjellman
                               Scott R. Fjellman
                               Sr. Vice President and Treasurer